Exhibit 32.2

CERTIFICATION OF THE
PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Edoc Acquisition Corp. (the “Company”) for the quarter ended June 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Christine Zhao, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: August 1, 2022

/s/ Christine Zhao
Name:	Christine Zhao
Title:	Chief Financial Officer and Director
(Principal Financial and Accounting Officer)